           As filed with the Securities and Exchange Commission on July 30, 2001
                                                      Registration No. 333-30943

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                                    8X8, INC.

             (Exact name of registrant as specified in its charter)

                       Delaware                         77-0142404
                       --------                         ----------
            (State or other jurisdiction of          (I.R.S. Employer
            incorporation or organization)        Identification Number)

                           2445 Mission College Blvd.
                          Santa Clara, California 95054
                          -----------------------------
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                   ----------

                             1992 STOCK OPTION PLAN
                                 1996 STOCK PLAN
                        1996 EMPLOYEE STOCK PURCHASE PLAN
                            1996 DIRECTOR OPTION PLAN
                            (Full title of the plans)

                                   ----------

                                 David M. Stoll
                             Chief Financial Officer
                                    8x8, Inc.
                           2445 Mission College Blvd.
                          Santa Clara, California 95054
                                 (408) 727-1885
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   ----------

                                    Copy to:
                             John T. Sheridan, Esq.
                     Wilson Sonsini Goodrich & Rosati, P.C.
                               650 Page Mill Road
                           Palo Alto, California 94304

================================================================================

                         CALCULATION OF REGISTRATION FEE

==========================================================================================================
                                                               Proposed        Proposed
                                                                Maximum         Maximum
                                                Amount         Offering        Aggregate       Amount of
          Title of Securities                   to be            Price         Offering       Registration
           to be Registered                 Registered(1)    Per Share(2)      Price(2)          Fee(2)
----------------------------------------------------------------------------------------------------------
Common Stock (par value $0.001 per             2,000,000
share) to be issued upon exercise of
options granted under the 1992 Stock
Option Plan
----------------------------------------------------------------------------------------------------------
Common Stock (par value $0.001 per             1,350,016
share) to be issued upon exercise of
options granted under the 1996 Stock
Plan
----------------------------------------------------------------------------------------------------------
Common Stock (par value $0.001 per               649,984
share) to be issued pursuant to the
1996 Employee Stock Purchase Plan
----------------------------------------------------------------------------------------------------------
Common Stock (par value $0.001 per               150,000
share) to be issued upon exercise of
options granted under the 1996
Director Option Plan
----------------------------------------------------------------------------------------------------------
        Total                                  4,150,000
==========================================================================================================


1) The purpose of filing this Post-Effective Amendment No. 1 is to correct the designation of the plans to which it relates and to properly allocate the shares registered under the Registration Statement on Form S-8 (File No. 333-30943) filed with the Securities and Exchange Commission (the "Commission") on July 8, 1997 among the plans covered.

2) All shares were previously registered under the Registration Statement on Form S-8 (File No. 333-30943) filed with the Commission on July 8, 1997. A registration fee of $8,027.27, calculated according to Rule 457(c), was paid upon the previous registration of the shares. Accordingly, no fee is included herewith.

                                    8X8, INC.

      POST-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT ON FORM S-8

                                     PART II

ITEM 3.     INCORPORATION OF DOCUMENTS BY REFERENCE.

            8x8, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents and information heretofore filed with the Securities and Exchange Commission (the "Commission") by the
Registrant:

            1. The Registrant's Annual Report on Form 10-K for the year ended March 31, 2001, filed pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            2. The description of Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A (File No. 000-21783) pursuant to Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

            3. All documents filed by Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof, and prior to the filing of a post-effective amendment which indicates that all securities offered hereunder have been sold or which de-registers all securities then remaining unsold under this registration statement, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such documents.

            The 8x8, Inc. documents incorporated by reference herein contain forward-looking statements that involve risks and uncertainties. 8x8, Inc.'s actual results may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, the risks identified in the respective documents incorporated by reference.

ITEM 4.     DESCRIPTION OF SECURITIES.

            Not applicable.

ITEM 5.     INTERESTS OF NAMED EXPERTS AND COUNSEL.

            Not applicable.

ITEM 6.     INDEMNIFICATION OF DIRECTORS AND OFFICERS.

            Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's Board of Directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Securities Act"). Article 9 of the Registrant's Restated Certificate of Incorporation and Article 6.1 of the Bylaws of the Registrant provide for indemnification of certain agents to the maximum extent permitted by the Delaware General Corporation Law. Persons covered by these indemnification provisions include current and former directors, officers, employees and other agents of the Registrant, as well as persons who serve at the request of the Registrant as directors, officers, employees or agents of another enterprise. In addition, the Registrant has entered into agreements with its officers and directors which require the Registrant to indemnify its officers and directors to the maximum extent permitted under Delaware law.

ITEM 7.     EXEMPTION FROM REGISTRATION CLAIMED.

            Not applicable.

ITEM 8.     EXHIBITS.

Exhibit
Number
-------
 5.1        Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

10.1(a)     1992 Stock Option Plan and Form of Stock Option Agreement thereunder

10.2(b)     1996 Stock Plan, as amended, and Form of Stock Option Agreement thereunder

10.3(c)     1996 Employee Stock Purchase Plan, as amended, and Form of Subscription Agreement thereunder

10.4(d)     1996 Director Option Plan, as amended, and Form of Stock Option Agreement thereunder

23.1        Consent of PricewaterhouseCoopers LLP, Independent Accountants

23.2        Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1)

24.1        Power of Attorney (see page II-4)

--------------------------------------------------------------------------------

(a) Incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-15627), as amended, which was declared effective by the Commission on July 2, 1997.

(b) Incorporated by reference to exhibit 4.1 filed in response to Item 8, "Exhibits," of the Registrant's Registration Statement on Form S-8 (File No. 333-49410) dated November 7, 2000.

(c) Incorporated by reference to exhibit 10.3 filed in response to Item 8, "Exhibits," of the Registrant's Registration Statement on Form S-8 (File No. 333-50519) dated April 20, 1998.

(d) Incorporated by reference to exhibit 4.2 filed in response to Item 8, "Exhibits," of the Registrant's Registration Statement on Form S-8 (File No. 333-49410) dated November 7, 2000.

ITEM 9.     UNDERTAKINGS.

            (a) The undersigned Registrant hereby undertakes:

                (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

                (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 (the "Amendment") to be signed on its behalf by the undersigned, thereunto, duly authorized, in the City of Santa Clara, State of California, on July 30, 2001.

                                    8X8, INC.

                                    By:  /s/ David M. Stoll
                                       -----------------------------------------
                                         David M. Stoll, Chief Financial Officer

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joe Parkinson and David M. Stoll jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Amendment, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

               SIGNATURE                                 TITLE                         DATE

/s/ Joe Parkinson                         Chairman of the Board and Chief       July 30, 2001
--------------------------------------    Executive Officer (Principal
             Joe Parkinson                Executive Officer)

/s/ David M. Stoll                        Chief Financial Officer and Vice      July 30, 2001
--------------------------------------    President, Finance  (Principal
            David M. Stoll                Financial and Accounting Officer)

/s/ Bryan R. Martin                       President, Chief Operating Officer    July 30, 2001
--------------------------------------    and Director
            Bryan R. Martin

/s/ Bernd Girod                           Director                              July 30, 2001
--------------------------------------
              Bernd Girod

/s/ Guy L. Hecker, Jr.                    Director                              July 30, 2001
--------------------------------------
          Guy L. Hecker, Jr.

                                          Director
--------------------------------------
          Christos Lagomichos

/s/ William Tai                           Director                              July 30, 2001
--------------------------------------
              William Tai

                                INDEX TO EXHIBITS

Exhibit
Number         Description
------         -----------
 5.1        Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

10.1(a)     1992 Stock Option Plan and Form of Stock Option Agreement thereunder

10.2(b)     1996 Stock Plan, as amended, and Form of Stock Option Agreement thereunder

10.3(c)     1996 Employee Stock Purchase Plan, as amended, and Form of Subscription Agreement thereunder

10.4(d)     1996 Director Option Plan, as amended, and Form of Stock Option Agreement thereunder

23.1        Consent of PricewaterhouseCoopers LLP, Independent Accountants

23.2        Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1)

24.1        Power of Attorney (see page II-4)

--------------------------------------------------------------------------------

(a) Incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-15627), as amended, which was declared effective by the Commission on July 2, 1997.

(b) Incorporated by reference to exhibit 4.1 filed in response to Item 8, "Exhibits," of the Registrant's Registration Statement on Form S-8 (File No. 333-49410) dated November 7, 2000.

(c) Incorporated by reference to exhibit 10.3 filed in response to Item 8, "Exhibits," of the Registrant's Registration Statement on Form S-8 (File No. 333-50519) dated April 20, 1998.

(d) Incorporated by reference to exhibit 4.2 filed in response to Item 8, "Exhibits," of the Registrant's Registration Statement on Form S-8 (File No. 333-49410) dated November 7, 2000.